Exhibit 99.1

JDSU ANNOUNCES FISCAL FOURTH QUARTER AND YEAR END 2014 RESULTS

Fourth Quarter

•                  GAAP Revenue and Non-GAAP Revenue of $448.6 million

•                  GAAP Gross margin of 46.7%; Non-GAAP Gross margin of 50.0%

•                  GAAP EPS of $(0.11); Non-GAAP EPS of $0.14

Fiscal 2014

•                  GAAP Revenue and Non-GAAP Revenue of $1,743.2 million

•                  GAAP Gross margin of 45.0%; Non-GAAP Gross margin of 48.1%

•                  GAAP EPS of $(0.08); Non-GAAP EPS of $0.56

Milpitas, California, August 12, 2014 — JDSU (NASDAQ: JDSU) today reported results for its fiscal fourth quarter and year ended June 28, 2014.

GAAP net revenue for fiscal 2014 fourth quarter was $448.6 million, with net loss of $(25.4) million, or $(0.11) per share. Prior quarter net revenue was $418.0 million, with net loss of $(1.5) million, or $(0.01) per share. Net revenue for fiscal 2013 fourth quarter was $421.3 million, with net income of $92.5 million, or $0.38 per share. Fiscal 2013 GAAP results include a fourth quarter $111.6 million tax benefit related to a release of deferred tax valuation allowances in foreign jurisdictions.

Non-GAAP net revenue for fiscal 2014 fourth quarter was $448.6 million, with non-GAAP net income of $34.2 million or $0.14 per share.  Prior quarter non-GAAP net revenue was $418.0 million, with non-GAAP net income of $23.4 million, or $0.10 per share. Non-GAAP net revenue for fiscal 2013 fourth quarter was $421.3 million, with non-GAAP net income of $30.4 million, or $0.13 per share.

“Fiscal 2014 concluded with a solid finish, with a book-to-bill ratio above one for the second quarter in a row, revenue and EPS exceeding guidance and a 15-year record high gross margin for JDSU at 50%,” said Tom Waechter, JDSU’s President and Chief Executive Officer.  “Looking ahead to fiscal 2015, we believe there are strong market drivers across our three business segments, and that we are well positioned with differentiated products and solutions to support our customers as they transition to Software Defined Networks (SDN), Network Function Virtualization (NFV) and more dependency on cloud infrastructure. We continue to lead in our core network and anti-counterfeiting markets and I am pleased with the momentum we are building in our commercial lasers business on the strength of our highly differentiated fiber laser product line.”

GAAP net revenue for fiscal 2014 was $1,743.2 million, with net loss of $(17.8) million, or $(0.08) per share. GAAP net revenue for fiscal 2013 was $1,676.9 million, with net income of $57.0 million, or $0.24 per share.

Non-GAAP net revenue for fiscal 2014 was $1,743.2 million, with non-GAAP net income of $133.1 million, or $0.56 per share. Non-GAAP revenue for fiscal 2013 was $1,676.9 million, with non-GAAP net income of $131.8 million, or $0.55 per share.

Waechter added, “We remain focused on driving shareholder value and leveraging our balance sheet as we generated $176.6 million in operating cash and repurchased $160 million in stock in fiscal 2014.”

Financial Overview

The tables below (in millions, except percentage data) provide comparisons of quarterly and annual results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and Non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Financial Overview — Fiscal Fourth Quarter Ended June 28, 2014

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2014	FY 2014	FY 2013	Q/Q		Y/Y
Net revenue	$448.6	$418.0	$421.3	7.3%		6.5%
Gross margin	46.7%	44.2%	42.2%	250	bps	450	bps
Operating margin	(3.7)%	(2.8)%	(4.4)%	(90	)bps	70	bps

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2014	FY 2014	FY 2013	Q/Q		Y/Y
Net revenue	$448.6	$418.0	$421.3	7.3%		6.5%
Adj. Gross margin	50.0%	47.6%	46.1%	240	bps	390	bps
Adj. Operating margin	8.7%	6.5%	7.2%	220	bps	150	bps

	Non-GAAP Net Revenue by Segment
	Q4	% of	Q3	Q4	Change
	FY 2014	Net Revenue	FY 2014	FY 2013	Q/Q	Y/Y
Network Service and Enablement	$209.1	46.6%	$172.3	$189.8	21.4%	10.2%
Communications and Commercial Optical Products:
Optical Communications	156.2		163.7	154.1	(4.6)	1.4
Lasers	40.7		30.9	28.2	31.7	44.3
Communications and Commercial Optical Products	196.9	43.9	194.6	182.3	1.2	8.0
Optical Security and Performance Products	42.6	9.5	51.1	49.2	(16.6)	(13.4)
Total	$448.6	100.0%	$418.0	$421.3	7.3%	6.5%

Financial Overview — Fiscal Year Ended June 28, 2014

	GAAP Results
			Change
	FY 2014	FY 2013	Y/Y
Net revenue	$1,743.2	$1,676.9	4.0%
Gross margin	45.0%	41.4%	360	bps
Operating margin	(0.1)%	(1.5)%	140	bps

	Non-GAAP Results
			Change
	FY 2014	FY 2013	Y/Y
Net revenue	$1,743.2	$1,676.9	4.0%
Adj. Gross margin	48.1%	46.5%	160	bps
Adj. Operating margin	8.7%	8.7%	—	bps

	Non-GAAP Net Revenue by Segment
		% of		Change
	FY 2014	Net Revenue	FY 2013	Y/Y
Network and Service Enablement	$748.3	42.9%	$728.9	2.7%
Communications and Commercial Optical Products:
Optical Communications	670.6		625.6	7.2
Lasers	123.5		116.6	5.9
Communications and Commercial Optical Products	794.1	45.6	742.2	7.0
Optical Security and Performance Products	200.8	11.5	205.8	(2.4)
Total	$1,743.2	100.0%	$1,676.9	4.0%

All numbers in this section are non-GAAP unless stated otherwise.

•                  Americas, Asia-Pacific and EMEA customers represented 48.3%, 29.3% and 22.4%, respectively, of total net revenue for the fiscal fourth quarter. Americas, Asia-Pacific and EMEA customers represented 47.4%, 29.0% and 23.6%, respectively, of total net revenue for fiscal 2014.

•                  The Company held $881.3 million in total cash and investments and generated $50.2 million and $176.6 million of cash from operations for the fiscal quarter and year ended June 28, 2014, respectively.

Business Outlook

For the fiscal first quarter of 2015 ending September 27, 2014, the Company expects non-GAAP net revenue to be $405 to $425 million and non-GAAP earnings per share to be $0.08 to $0.12.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on August 12, 2014 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors. The Company will post supporting slides outlining the Company’s latest financial results on www.jdsu.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world. Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications. Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow, earnings per share and other financial metrics, and the impact and duration of certain industry trends and market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidations in our customer base and customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e) notable seasonality and a significant level of in-quarter book-and-ship business, particularly in our Network and Service Enablement business; (f) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors: Bill Ong, 408-546-4521, or bill.ong@jdsu.com

Press: Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified. The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

- SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 28,	June 29,	June 28,	June 29,
	2014	2013	2014	2013
Net revenue	$448.6	$421.3	$1,743.2	$1,676.9
Cost of sales	228.2	229.0	915.7	919.0
Amortization of acquired technologies	10.9	14.6	43.2	63.3
Gross profit	209.5	177.7	784.3	694.6
Operating expenses:
Research and development	80.0	67.6	296.0	258.5
Selling, general and administrative	120.9	111.9	450.4	429.3
Amortization of other intangibles	5.1	3.9	15.8	12.7
Restructuring and related charges	20.0	12.9	23.8	19.0
Total operating expenses	226.0	196.3	786.0	719.5
Loss from operations	(16.5)	(18.6)	(1.7)	(24.9)
Interest and other (expense) income, net	0.1	(0.4)	0.5	(4.1)
Interest expense	(8.4)	(2.5)	(29.7)	(17.9)
Loss from continuing operations before income taxes	(24.8)	(21.5)	(30.9)	(46.9)
Provision for (benefit from) income taxes	0.6	(113.0)	(13.1)	(103.9)
(Loss) income from continuing operations, net of tax	(25.4)	91.5	(17.8)	57.0
Income from discontinued operations, net of tax	—	1.0	—	0.0
Net (loss) income	$(25.4)	$92.5	$(17.8)	$57.0

Basic net (loss) income per share from:
Continuing operations	$(0.11)	$0.39	$(0.08)	$0.24
Discontinued operations	—	0.00	—	0.00
Net (loss) income	$(0.11)	$0.39	$(0.08)	$0.24

Diluted net (loss) income per share from:
Continuing operations	$(0.11)	$0.38	$(0.08)	$0.24
Discontinued operations	—	0.00	—	0.00
Net (loss) income	$(0.11)	$0.38	$(0.08)	$0.24

Shares used in per share calculation:
Basic	234.3	236.9	234.2	235.0
Diluted	234.3	241.1	234.2	239.3

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	June 28,	June 29,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$297.2	$281.0
Short-term investments	552.2	205.2
Restricted cash	31.9	29.7
Accounts receivable, net	296.2	273.3
Inventories, net	153.3	145.8
Prepayments and other current assets	84.4	95.3
Total current assets	1,415.2	1,030.3
Property, plant and equipment, net	288.8	247.0
Goodwill	267.0	115.1
Intangibles, net	177.8	149.7
Deferred income taxes	183.3	155.5
Other non-current assets	25.5	17.6
Total assets	$2,357.6	$1,715.2
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$137.1	$97.7
Accrued payroll and related expenses	79.9	77.0
Income taxes payable	21.4	18.7
Deferred revenue	77.5	71.9
Accrued expenses	34.8	37.1
Other current liabilities	63.3	45.3
Total current liabilities	414.0	347.7
Long-term debt	536.3	—
Other non-current liabilities	219.6	206.2
Total stockholders’ equity	1,187.7	1,161.3
Total liabilities and stockholders’ equity	$2,357.6	$1,715.2

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 28,	June 29,	June 28,	June 29,
	2014	2013	2014	2013
Net revenue:
Network Service and Enablement	$209.1	$189.8	$748.3	$728.9
Communications and Commercial Optical Products	196.9	182.3	794.1	742.2
Optical Security and Performance Products	42.6	49.2	200.8	205.8
Net revenue	$448.6	$421.3	$1,743.2	$1,676.9

Operating income:
Network Service and Enablement	$29.1	$18.0	$80.3	$83.1
Communications and Commercial Optical Products	20.0	18.2	93.5	82.4
Optical Security and Performance Products	14.2	17.2	72.0	73.2
Corporate	(24.3)	(22.9)	(95.0)	(92.9)
Total segment operating income	39.0	30.5	150.8	145.8

Unallocated amounts:
Stock-based compensation	(15.8)	(14.9)	(64.1)	(56.4)
Amortization of intangibles	(16.0)	(18.5)	(59.0)	(76.0)
Loss on disposal of long-lived assets	(1.2)	(2.0)	(2.0)	(3.6)
Restructuring and related charges	(20.0)	(12.9)	(23.8)	(19.0)
Other charges related to non-recurring activities	(2.5)	(0.8)	(3.6)	(15.7)
Interest and other income (expense), net	0.1	(0.4)	0.5	(4.1)
Interest expense	(8.4)	(2.5)	(29.7)	(17.9)
Loss from continuing operations before income taxes	$(24.8)	$(21.5)	$(30.9)	$(46.9)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, and (vi) product-line termination costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write off of unamortized issuance cost related to its revolving credit facility upon termination of the facility. Additionally, the Company incurred a loss in connection with repurchasing a portion of its 1% Senior Convertible Notes which was recorded in interest and other expense (income), net in compliance with the authoritative guidance. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released and non-cash income tax intraperiod tax allocation benefit. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended				Twelve Months Ended
	June 28,		June 29,		June 28,		June 29,
	2014		2013		2014		2013
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$(25.4)	$(0.11)	$92.5	$0.38	$(17.8)	$(0.08)	$57.0	$0.24
Items reconciling GAAP net (loss) income and EPS to Non-GAAP net income & EPS:

Related to cost of sales:
Stock-based compensation	2.2	0.01	2.6	0.01	9.9	0.04	9.3	0.04
Other charges related to non-recurring activities (1)	1.5	0.01	(0.5)	—	1.5	0.01	12.1	0.05
Amortization of acquired technologies (1)	10.9	0.05	14.6	0.06	43.2	0.18	63.3	0.26
Total related to gross profit	14.6	0.06	16.7	0.07	54.6	0.23	84.7	0.35

Related to operating expenses:
Research and development:
Stock-based compensation	3.9	0.02	3.6	0.01	15.6	0.07	13.6	0.06
Selling, general and administrative:
Stock-based compensation	9.7	0.04	8.7	0.03	38.6	0.16	33.5	0.14
Other charges related to non-recurring activities	1.0	—	1.3	0.01	2.1	0.01	3.6	0.02
Amortization of other intangibles (1)	5.1	0.02	3.9	0.02	15.8	0.07	12.7	0.05
Loss on disposal and impairment of long-lived assets	1.2	0.01	2.0	0.01	2.0	0.01	3.6	0.02
Restructuring and related charges	20.0	0.08	12.9	0.05	23.8	0.10	19.0	0.07
Total related to operating expenses	40.9	0.17	32.4	0.13	97.9	0.42	86.0	0.36

Interest and other income (expense), net	(0.2)	—	—	—	(0.4)	—	3.7	0.02
Non-cash interest expense	6.2	0.03	1.4	0.01	22.0	0.09	12.0	0.05
Benefit from income taxes (2)	(1.9)	(0.01)	(111.6)	(0.46)	(23.2)	(0.10)	(111.6)	(0.47)
Discontinued operations	—	—	(1.0)	—	—	—	—	—
Total related to net income & EPS	59.6	0.25	(62.1)	(0.26)	150.9	0.63	74.8	0.31
Non-GAAP measures	$34.2	$0.14	$30.4	$0.13	$133.1	$0.56	$131.8	$0.55

Shares used in per share calculation for Non-GAAP EPS:		236.6		241.1		237.9		239.3

Note: Certain totals may not add due to rounding

(1)       During the three months ended September 29, 2012, the Company approved a plan to terminate the concentrated photovoltaic (“CPV”) product line. As a result, during the respective period, the Company incurred a $2.6 million charge for accelerated amortization of related intangibles which is included in amortization of acquired technologies.

During the three months ended March 30, 2013, the Company approved a strategic plan to exit its low-speed wireline product line, incurring a $2.2 million charge for accelerated amortization of related intangibles ($1.8 million is included in amortization of acquired technologies and $0.4 million is included in amortization of other intangibles).  In addition to the accelerated amortization charge, the Company incurred $11.3 million of inventory related charges included in cost of sales primarily related to the write-off of inventory no longer being sold due to the low-speed wireline product line exit.

(2)       During the three months ended June 29, 2013 and three months ended March 29,2014 the Company included a net tax benefits related to a release of deferred tax valuation allowances and recognition of uncertain tax benefits for foreign jurisdictions, respectively.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 28,	June 29,	June 28,	June 29,
	2014	2013	2014	2013
GAAP net income (loss) from continuing operations	$(25.4)	$91.5	$(17.8)	$57.0
Interest and other income (expense), net	(0.1)	0.4	(0.5)	4.1
Interest expense	8.4	2.5	29.7	17.9
Provision for (benefit from) income taxes	0.6	(113.0)	(13.1)	(103.9)
Depreciation	18.7	17.5	72.5	68.3
Amortization	16.0	18.5	59.0	76.0
EBITDA	18.2	17.4	129.8	119.4
Costs related to restructuring and related charges	20.0	12.9	23.8	19.0
Costs related to stock-based compensation	15.8	14.9	64.1	56.4
Costs related to other non-recurring activities	2.5	2.8	3.6	19.3
Loss on disposal of long-lived assets	1.2	—	2.0	—
Adjusted EBITDA	$57.7	$48.0	$223.3	$214.1